UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2008

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

David Sisk Employment Agreement

On March 3, 2008, Wynn Las Vegas, LLC (“WLV”) entered into an employment agreement with David Sisk, the Executive Vice President and Chief Financial Officer of WLV. The agreement supersedes Mr. Sisk’s previous employment agreement with WLV which expired in October 2007. The agreement is effective as of October 27, 2007, and terminates on October 27, 2010. The agreement provides for a base salary of $500,000 per year and a discretionary bonus in accordance with WLV’s bonus plan.

The agreement provides that Mr. Sisk will be entitled to (i) participate in all employee benefit plans that WLV maintains for its employees, and (ii) receive reimbursement for reasonable business expenses. The agreement further provides that management of WLV will recommend to the Compensation Committee of the Board of Directors of Wynn Resorts, Limited (“WRL”) that Mr. Sisk be granted an option to purchase 50,000 shares of common stock of WRL pursuant to WRL’s 2002 Stock Incentive Plan, with such grant vesting in its entirety five years after the date of grant, provided, that in the event Mr. Sisk is terminated without “cause” (as such term is defined in the agreement), the grant will vest pro rata on a monthly basis from the date of grant to the effective date of Mr. Sisk’s termination of employment.

If Mr. Sisk is terminated without “cause,” or if he terminates his employment upon a material breach of the agreement by WLV, or for “good reason” following a “change of control” (as these terms are defined in the agreement), WLV will pay Mr. Sisk a separation payment in a lump sum equal to the sum of the following: (a) his base salary for 12 months following termination; (b) a pro-rated amount of any bonus that might otherwise have been paid to Mr. Sisk for any period that would have concluded during the 12 months following the preceding bonus period; (c) any accrued but unpaid vacation pay; plus (d) any tax “gross-up payment” (as such term is defined in the agreement) with respect to the separation payment required to be paid pursuant to the agreement. Additionally, Mr. Sisk will be entitled to receive, until the earlier of 12 months following termination and the date Mr. Sisk becomes covered under any other group health plan not maintained by WLV or any of its affiliates, health benefits coverage for himself and his dependents under the same plan(s) or arrangement(s) under which he was covered immediately before his termination, or plan(s) established or arrangement(s) provided by WLV or any of its affiliates thereafter.

If Mr. Sisk’s employment terminates for any other reason before the expiration of the term of the agreement (e.g., because of his death, disability, discharge for cause or revocation of gaming license), WLV will pay him only his base salary and any accrued but unpaid vacation pay through the termination date.

Marc D. Schorr Employment Agreement

On March 4, 2008, WRL entered into an employment agreement with Marc D. Schorr, the Chief Operating Officer of WRL. The agreement supersedes Mr. Schorr’s previous employment agreement with WRL which expired in October 2007. The agreement is effective as of October 31, 2007, and terminates on October 31, 2012. The agreement provides for a base salary of $1,750,000 per year and a discretionary bonus pursuant to WRL’s Annual Performance Based Incentive Plan for Executive Officers.

The agreement provides that Mr. Schorr will be entitled to (i) participate in all employee benefit plans that WRL maintains for its executives; (ii) use WRL’s aircraft for himself and his family pursuant to a time sharing agreement; and (iii) receive reimbursement for reasonable business expenses.

If Mr. Schorr is terminated without “cause,” or if he terminates his employment upon a material breach of the agreement by WRL, or for “good reason” following a “change in control” (as these terms are defined in the agreement), WRL will pay Mr. Schorr a separation payment in a lump sum equal to the sum of the following: (a) his base salary for the remainder of the term of the employment agreement, but not less than one year; (b) a pro-rated amount of any bonus that might otherwise have been paid to Mr. Schorr for any period that would have concluded during the remainder of the term of the agreement; (c) any accrued but unpaid vacation pay; plus (d) any tax “gross-up payment” (as such term is defined in the agreement) with respect to the separation payment required to be paid pursuant to the agreement. Additionally, Mr. Schorr will be entitled to receive, until the earlier of the remainder of the term of his employment agreement and the date Mr. Schorr becomes covered under any other group health plan not maintained by WRL or any of its affiliates, health benefits coverage for himself and his dependents under the same plan(s) or arrangement(s) under which he was covered immediately before his termination, or plan(s) established or arrangement(s) provided by WRL or any of its affiliates thereafter.

If Mr. Schorr’s employment terminates for any other reason before the expiration of the term of the agreement (e.g., because of his death, disability, discharge for cause or revocation of gaming license), WRL will pay him only his base salary and any accrued but unpaid vacation pay through the termination date.

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Employment Agreement, dated as of March 3, 2008, by and between Wynn Las Vegas, LLC and David Sisk

10.2	Employment Agreement, dated as of March 4, 2008, by and between Wynn Resorts, Limited and Marc D. Schorr

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp
John Strzemp
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ John Strzemp
John Strzemp
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of March 3, 2008, by and between Wynn Las Vegas, LLC and David Sisk

10.2	Employment Agreement, dated as of March 4, 2008, by and between Wynn Resorts, Limited and Marc D. Schorr

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